Leases - Schedule of Lease Liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Leases [Abstract]
Lease liabilities mature within 12 months		$ 9,226	$ 5,460
Lease liabilities mature over 12 months		88,980	72,673
Total lease liabilities	[1]	$ 98,206	$ 78,133

[1]	Lease liabilities in amount of approximately US$3.8 million and US$3.8 million was related to the leasehold land included in the investment properties as of December 31, 2025 and 2024, respectively. See Note 13.